UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 29, 2006
Date of Report (Date of earliest event reported)

Commission	Exact Name of Registrant as Specified in Its Charter;	IRS Employer
File Number	State of Incorporation; Address of Principal Executive	Identification Number
Offices; and Telephone Number
001-09120	Public Service Enterprise Group Incorporated	22-2625848
(a New Jersey Corporation)
80 Park Plaza
P.O. Box 1171
Newark, New Jersey 07101-1171
(973) 430-7000

000-32503	PSEG Energy Holdings L.L.C.	42-1544079
(a New Jersey Limited Liability Company)
80 Park Plaza-T20
Newark, New Jersey 07102-4194
(973) 430-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information contained in this Form 8-K is filed for Public Service Enterprise Group Incorporated (PSEG) and its wholly owned subsidiary, PSEG Energy Holdings L.L.C. (Energy Holdings). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K.

Item 8.01. Other Events

PSEG and Energy Holdings

Elektrocieplownia Chorzow Sp. Z o.o. (Elcho) and Electrownia Skawina SA (Skawina)

As previously disclosed, in January 2006, Energy Holdings’ subsidiary, PSEG Global L.L.C. (Global), entered into an agreement for the sale of its indirect ownership interests in two electric generating facilities in Poland, Elcho and Skawina, to CEZ a.s. (CEZ), the former Czech national utility company and the largest electric power company in central and eastern Europe. Elcho is a 220 MW coal-fired plant in which Global had an approximate 89% economic interest. Skawina is a 590 MW coal- and biomass-fired plant that was approximately 75% owned by Global. Global completed the sale on May 29, 2006 and received proceeds, net of transaction costs, of approximately $470 million. The sale resulted in an after-tax gain of approximately $225 million, which will be included in Discontinued Operations.

Rio Grande Energia (RGE)

As previously disclosed, in May 2006, Global entered into an agreement for the sale of its 32% indirect ownership interest in RGE, a Brazilian electric distribution company, and its affiliates, to its partner in RGE, Companhia Paulista de Forcae Luz (CPFL), a publicly-traded Brazilian conglomerate that owns a number of electric distribution and generation companies. The regulatory approvals needed to complete the sale were recently received and the transaction is expected to close in June 2006.

Combined with the sales of Elcho and Skawina, discussed above, these transactions are expected to generate net proceeds, after taxes, in excess of $600 million, a net after-tax gain of approximately $50 million and a net increase in equity of over $225 million. The transactions are consistent with Global's strategy to opportunistically monetize assets that no longer have a strategic fit in its portfolio. Energy Holdings is evaluating the use of the proceeds including potential debt redemption and loans and/or dividends to PSEG.

 A copy of the Press Release dated June 2, 2006 is furnished as Exhibit 99 to this Form 8-K.

Item 9.01. Financial Statement and Exhibits

Exhibit 99 Press Release dated June 2, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED (Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado Vice President and Controller (Principal Accounting Officer)

 Date: June 2, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG ENERGY HOLDINGS L.L.C. (Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado Controller (Principal Accounting Officer)

Date: June 2, 2006